Exhibit 10.3

THIRD AMENDMENT TO
SEVENTH AMENDED AND RESTATED CREDIT AGREEMENT

THIS THIRD AMENDMENT TO SEVENTH AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”), is made and entered into as of April 7, 2017, by and among Vail Holdings, Inc., a Colorado corporation (“Borrower”), Bank of America, N.A., as Administrative Agent, a Swing Line Lender, a L/C Issuer and Lender (in its capacity as administrative agent, “Administrative Agent”), and the other Lenders, Swing Line Lenders and L/C Issuers named on the signature pages hereto.

R E C I T A L S

A.    Borrower has entered into that certain Seventh Amended and Restated Credit Agreement dated as of May 1, 2015, with Administrative Agent and the Lenders (as amended by the First Amendment to Seventh Amended and Restated Credit Agreement dated as of December 4, 2015, as amended by the Second Amendment to Seventh Amended and Restated Credit Agreement dated as of October 14, 2016, as amended hereby, and as further amended, restated, or otherwise modified from time to time, the “Credit Agreement”), providing for revolving credit loans, letters of credit, and swing line loans.

B.    Borrower has requested certain amendments to the Credit Agreement.

Subject to the terms and conditions set forth herein, the Borrower, the Required Lenders party hereto, the Guarantors, and Administrative Agent agree as follows:

1.Definitions. Unless otherwise defined in this Amendment, each capitalized term used but not otherwise defined herein has the meaning given such term in the Credit Agreement.
2.    Amendments to the Credit Agreement.
2.01.    Section 10.9(d)(iii) of Credit Agreement is hereby amended and restated in its entirety as follows:
(iii) if no Default or Potential Default exists or arises, then VRI may pay dividends in an amount not to exceed, for any fiscal quarter, the greater of (a) $55,000,000, or (b) an amount equal to twenty percent (20%) of Adjusted EBITDA for the trailing twelve month period ended on the last day of the most-recently ended fiscal quarter (as calculated in the Compliance Certificate most-recently delivered pursuant to Section 9.1(a) or (b));
2.02.    Clause (xiv) of Section 10.9(d) of Annex A to Exhibit D to the Credit Agreement is hereby amended and restated in its entirety as follows:

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(xiv)	If Distribution #1 is a dividend, does any Default or Potential Default exist under the Credit Agreement or would any Default or Potential Default arise after giving effect to Distribution #1?	Yes/No

 (If No, then VRI may pay dividends in an amount not to exceed greater of (a) $55,000,000, or (b) an amount equal to twenty percent (20%) of Adjusted EBITDA for the trailing twelve month period ended on the last day of the most-recently ended fiscal quarter)

(A) Are the dividends paid during the Subject Period under Section 10.9(d)(iii) of the Credit Agreement greater than the greater of (a) $55,000,000, or (b) an amount equal to twenty percent (20%) of Adjusted EBITDA for the trailing twelve month period ended on the last day of the most-recently ended fiscal quarter?
Yes/No

3.    Guarantors’ Consent. Each of the undersigned Guarantors hereby (a) consents to this Amendment, (b) acknowledges and agrees that its obligations and liabilities under and pursuant to its Guaranty are not released, diminished, impaired, or otherwise adversely affected by this Amendment, and that all such obligations and liabilities are, and shall continue to be, in full force and effect, and (c) agrees that its Guaranty is hereby ratified in all respects.
4.    Execution and Delivery of this Amendment. This Amendment shall be effective, and shall constitute a binding agreement among the parties hereto, on the date that each of the following conditions precedent has been satisfied:
(a)Receipt by Administrative Agent of counterparts of this Amendment executed by Required Lenders, Borrower, the Swing Line Lenders and L/C Issuers; and

(b)payment of all fees payable on or prior to the Execution Date to Administrative Agent, any Related Party of Administrative Agent, and any Lender as provided for in Section 5 of the Credit Agreement, and unless waived by Administrative Agent, payment in full of all reasonable fees, expenses, and disbursements of Haynes and Boone, LLP.

5.    Representations and Warranties. In order to induce Administrative Agent, the Lenders, the Swing Line Lenders and the L/C Issuers to enter into this Amendment, Borrower represents and warrants to Administrative Agent, the Lenders, the Swing Line Lenders and the L/C Issuers as follows:
(a)This Amendment and each Loan Paper has been duly authorized, executed, and delivered by Borrower and constitutes its legal, valid, and binding obligations enforceable in accordance with their respective terms (subject to applicable bankruptcy, reorganization, insolvency, moratorium, and similar laws affecting creditors’ rights generally and to general principles of equity).

(b)The representations and warranties set forth in the Loan Papers are true and correct in all material respects (except to the extent qualified by materiality, in which case they shall be true and correct).

(c)Before and after giving effect to this Amendment, no Event of Default exists.

6.    Effect of Amendment. Except as specifically set forth herein, this Amendment shall not impair the validity or enforceability of the Credit Agreement or any other Loan Paper, or alter, modify, or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement, all of which are hereby ratified and affirmed in all respects. Nothing herein shall act as a waiver of any Default or of any of Administrative Agent’s or any Lender’s rights under the Loan Papers (except as

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specifically set forth herein), or prejudice any right which Administrative Agent or any Lender may have under or in connection with the Credit Agreement.
7.    Miscellaneous. This Amendment is a “Loan Paper” as defined in the Credit Agreement. This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York. The captions in this Amendment are for convenience of reference only and shall not define or limit the provisions hereof. This Amendment may be executed in separate counterparts, each of which when so executed and delivered shall be an original, but all of which together shall constitute one instrument. In proving this Amendment, it shall not be necessary to produce or account for more than one such counterpart. Delivery of an executed counterpart of this Amendment by telecopier or other electronic means shall be effective as delivery of a manually executed counterpart of this Amendment.
8.    Entire Agreement. The Credit Agreement, this Amendment and the other Loan Papers represent the final agreement between the parties and may not be contradicted by evidence of prior, contemporaneous, or subsequent oral agreements of the parties. There are no unwritten oral agreements between the parties.
Remainder of Page Intentionally Blank.
Signature Pages to Follow.

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their proper and duly authorized officers as of the date and year first above written.

VAIL HOLDINGS, INC.,
as Borrower

By:        /s/ Michael Z. Barkin
Michael Z. Barkin
Executive Vice President and Chief Financial Officer

Signature Page to Third Amendment to
Seventh Amended and Restated Credit Agreement

BANK OF AMERICA, N.A.,
as Administrative Agent

By:        /s/ Cindy Jordan
    Cindy Jordan
    Assistant Vice President

Signature Page to Third Amendment to
Seventh Amended and Restated Credit Agreement

BANK OF AMERICA, N.A.,
as an L/C Issuer, a Swing Line Lender, a Revolver Lender and a Term Loan Lender

By:        /s/ David McCauley
    David McCauley
    Senior Vice President

Signature Page to Third Amendment to
Seventh Amended and Restated Credit Agreement

U.S. BANK NATIONAL ASSOCIATION,
as a Swing Line Lender, a Revolver Lender and a Term Loan Lender

By:        /s/ Greg Blanchard
    Greg Blanchard
    Vice President

Signature Page to Third Amendment to
Seventh Amended and Restated Credit Agreement

WELLS FARGO BANK, NATIONAL ASSOCIATION, as an L/C Issuer, a Revolver Lender and a Term Loan Lender

By:        /s/ Jason Powers
    Name:    Jason Powers
    Title:    VP

Signature Page to Third Amendment to
Seventh Amended and Restated Credit Agreement

SUNTRUST BANK,
as a Revolver Lender and a Term Loan Lender

By:        /s/ Justin Lien
    Name:    Justin Lien
    Title:    Director

Signature Page to Third Amendment to
Seventh Amended and Restated Credit Agreement

BOKF, N.A. DBA COLORADO STATE BANK & TRUST, as a Revolver Lender and a Term Loan Lender

By:        /s/ Chris Golec
    Name:    Chris Golec
    Title:    Vice President

Signature Page to Third Amendment to
Seventh Amended and Restated Credit Agreement

GUARANTORS:

Vail Resorts, Inc.
All Media Associates, Inc.
All Media Holdings, Inc.
Arrabelle at Vail Square, LLC
By: Vail Resorts Development Company
Beaver Creek Associates, Inc.
Beaver Creek Consultants, Inc.
Beaver Creek Food Services, Inc.
Booth Creek Ski Holdings, Inc.
BCRP Inc.
Breckenridge Resort Properties, Inc.
Colorado Mountain Express, Inc.
Colter Bay Café Court, LLC
By: Grand Teton Lodge Company
Colter Bay Convenience Store, LLC
By: Grand Teton Lodge Company
Colter Bay Corporation
Colter Bay General Store, LLC
By: Grand Teton Lodge Company
Colter Bay Marina, LLC
By: Grand Teton Lodge Company
Crystal Peak Lodge of Breckenridge, Inc.
DTPC, LLC
By: Rockresorts International, LLC
By: Vail RR, Inc.
EpicSki, Inc.
Flagg Ranch Company
Gillett Broadcasting, Inc.
Grand Teton Lodge Company
Heavenly Valley, Limited Partnership
By: VR Heavenly I, Inc.
HPK, LLC
By: Rockresorts International, LLC
By: Vail RR, Inc.
HVLP Kirkwood Services, LLC
By: Heavenly Valley, Limited Partnership
By: VR Heavenly I, Inc.
Jackson Hole Golf and Tennis Club, Inc.
Jackson Hole Golf & Tennis Club Snack Shack, LLC
By: Grand Teton Lodge Company
Jackson Lake Lodge Corporation
Jenny Lake Lodge, Inc.
Jenny Lake Store, LLC
By: Grand Teton Lodge Company
JHL&S LLC
By: Teton Hospitality Services, Inc.
Keystone Conference Services, Inc.

Signature Page to Third Amendment to
Seventh Amended and Restated Credit Agreement

Keystone Development Sales, Inc.
Keystone Food & Beverage Company
Keystone Resort Property Management Company
Lake Tahoe Lodging Company
Lodge Properties Inc.
Lodge Realty, Inc.
La Posada Beverage Service, LLC
By: Rockresorts International, LLC
By: Vail RR, Inc.
National Park Hospitality Company
Northstar Group Commercial Properties LLC
By: VR Acquisition, Inc.
Northstar Group Restaurant Properties, LLC
By: VR Acquisition, Inc.
One Ski Hill Place, LLC
By: Vail Resorts Development Company
Property Management Acquisition Corp., Inc.
RCR Vail, LLC
By: Vail Resorts Development Company
Rockresorts Arrabelle, LLC
By: Rockresorts International, LLC
By: Vail RR, Inc.
Rockresorts Cordillera Lodge Company, LLC
By: Rockresorts International, LLC
By: Vail RR, Inc.
Rockresorts DR, LLC
By: Rockresorts International, LLC
By: Vail RR, Inc.
Rockresorts Equinox, Inc.
Rockresorts Hotel Jerome, LLC
By: Rockresorts International, LLC
By: Vail RR, Inc.
Rockresorts International, LLC
By: Vail RR, Inc.
Rockresorts LLC
By: Rockresorts International, LLC
By: Vail RR, Inc.
Rockresorts International Management Company
By: Rockresorts International, LLC
By: Vail RR, Inc.
Rockresorts Ski Tip, LLC
By: Rockresorts International, LLC
By: Vail RR, Inc.
Rockresorts Wyoming, LLC
By: Rockresorts International, LLC
By: Vail RR, Inc.
Soho Development, LLC
By: Vail Associates Holdings, Ltd.
SSI Venture LLC

Signature Page to Third Amendment to
Seventh Amended and Restated Credit Agreement

By: SSV Holdings, Inc.
SSV Online Holdings, Inc.
SSV Online LLC
By: SSV Holdings, Inc.
SSV Holdings, Inc.
Stampede Canteen, LLC
By: Grand Teton Lodge Company
Teton Hospitality Services, Inc.
The Chalets at the Lodge at Vail, LLC
By: Vail Resorts Development Company
The Vail Corporation (D/B/A “Vail Associates, Inc.”)
The Village at Breckenridge Acquisition Corp., Inc.
Trimont Land Company
VA Rancho Mirage I, Inc.
VA Rancho Mirage II, Inc.
VA Rancho Mirage Resort, L.P.
By: VA Rancho Mirage I, Inc.
Vail/Arrowhead, Inc.
Vail Associates Holdings, Ltd.
Vail Associates Investments, Inc.
Vail Associates Real Estate, Inc.
Vail/Beaver Creek Resort Properties, Inc.
Vail Food Services, Inc.
Vail Hotel Management Company, LLC
By: Rockresorts International, LLC
By: Vail RR, Inc.
Vail Resorts Development Company
Vail Resorts Lodging Company
Vail RR, Inc.
Vail Summit Resorts, Inc.
Vail Trademarks, Inc.
VAMHC, Inc.
VR Acquisition, Inc.
VR CPC Holdings, Inc.
VR CPC Services, LLC
VR Heavenly Concessions, Inc.
VR Heavenly I, Inc.
VR Heavenly II, Inc.
VR Holdings, Inc.
VR US Holdings, Inc.
VR WM Holdings, LLC
By: VR US Holdings, INC.

By:	/s/ Ryan H. Siurek
Ryan H. Siurek
Vice President, Controller and Chief Accounting Officer

Signature Page to Third Amendment to
Seventh Amended and Restated Credit Agreement